SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549



                                 FORM 8-K



                              CURRENT REPORT



                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934




                            SEPTEMBER 29, 2000
             DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                        UNIFAB INTERNATIONAL, INC.
          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


 LOUISIANA                        0-29416             72-1382998
(STATE OR OTHER JURISDICTION     (COMMISSION         (IRS EMPLOYER
 OF INCORPORATION)                FILE NUMBER)        IDENTIFICATION NO.)



                              5007 PORT ROAD
                       NEW IBERIA, LOUISIANA  70562
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                              (337) 367-8291
           (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                              NOT APPLICABLE
       (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.   OTHER EVENTS.

     On September 29, 2000, UNIFAB International, Inc. (the "Company") completed a private placement in which it issued and sold 1,300,000 shares (the "Shares") of its common stock, $.01 par value per share, to eight accredited investors at $9.50 per Share, for aggregate proceeds of $12,350,000. The offering and sale were made pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D thereunder. Morgan Keegan & Company, Inc.
("Morgan Keegan"), for its services as placement agent, received a commission of $617,500 and a warrant to purchase 60,000 shares of Company common stock (the "Warrant Shares") at an exercise price of $9.50 per share. The Company has agreed to file a registration statement with the Securities and Exchange Commission by October 27, 2000 in order to register the Shares and the Warrant Shares for resale by the purchasers and Morgan Keegan, respectively.

     The net proceeds to the Company, which will be applied to reduce the Company's indebtedness under its Secured Senior Credit Facility, were $11,732,500 after the commission to the placement agent but before offering expenses. The Company expects in the near future to execute an amendment to its credit facility which will establish a borrowing base and financial covenants consistent with the Company's current financial condition and anticipated outlook. The Company expects that this amendment will allow the amounts outstanding under the credit facility to be classified as non-current. The Company believes the net proceeds of the private placement and the funding to become available under the amended credit facility will provide the working capital it expects to need for future customer orders.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


(a)  No financial statements are filed with this report.

(b)  No pro forma financial information is filed with this report.

(c)  Exhibits.

     10.1 Stock Purchase Agreements dated September 18, 2000 and September 26, 2000, respectively, pursuant to which the Company sold an aggregate of 1,300,000 Shares of its common stock, $.01 par value per share to the eight accredited investors named therein.

     10.2 Registration Rights Agreements dated September 18, 2000 and September 26, 2000 pursuant to which the Company agreed, among other things, to file a registration statement with the Securities and Exchange Commission in order to register the Shares and the Warrant Shares for resale by the purchasers and Morgan Keegan, respectively.

     99.1 Press   release  issued   by  the  Company  on  October  3,  2000
          concerning the sale of equity securities described in Item 5 above.

                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         By:     /s/ Peter J. Roman
                             ---------------------------------------------
                                        Peter J. Roman
                              Vice President and Chief Financial Officer
                              (Principal Financial and Accounting Officer)


Dated:  October 3, 2000